Exhibit 99.3

THE UNAUDITED PRO FORMA COMBINED

CONDENSED FINANCIAL INFORMATION

Notes to Unaudited Pro Forma Combined Condensed Financial Information

Note 1—Basis of Pro Forma Presentation

The following tables set forth information about S&T’s financial condition and results of operations, including per share data, after giving effect to the merger of IBT with and into S&T. This information is called pro forma financial information in this Form 8-K/A. The table shows the information as if the merger had become effective on March 31, 2008, in the case of balance sheet data, on January 1, 2007, in the case of the December 31, 2007 income statement data and on January 1, 2008, in the case of the March 31, 2008 income statement data.

The estimated purchase price of $180.7 million for IBT as of the date of the merger agreement is based on $33.33, the closing per share price of S&T common stock on May 12, 2008, the day before the IBT shareholders approved the merger. S&T issued 2,751,749 shares of common stock out of its treasury shares at a market value of $91.7 million and paid a total of $75.1 million in cash to the former IBT shareholders.

The merger will be accounted for using the purchase method of accounting; accordingly, S&T’s cost to acquire IBT will be allocated to the assets acquired and liabilities assumed from IBT at their respective fair values on the date the merger is completed.

The selected consolidated unaudited pro forma financial information includes estimated adjustments to record the assets and liabilities of IBT at their respective fair values and represents management’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after completion of a final analysis to determine the fair values of IBT’s tangible, and identifiable intangible, assets and liabilities as of the closing date as well as the final purchase price. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this Form 8-K/A. Increases or decreases in the fair value of the net assets, commitments, contracts and other items of IBT compared to the information shown in this Form 8-K/A may change the amount of the purchase price allocated to goodwill and other assets and liabilities and may impact the statement of income due to adjustments in yield and/or amortization of the adjusted assets or liabilities.

The selected consolidated unaudited pro forma financial information presented in this Form 8-K/A does not necessarily indicate the results of operations or the combined financial position that would have resulted had the merger been completed at the beginning of the applicable period presented, does not reflect the impact of possible revenue enhancements, expense efficiencies or asset dispositions, and is not indicative of the results of operations in future periods or the future financial position of the combined company.

5

Note 2 - Pro Forma Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheets

As of March 31, 2008

(dollars in thousands)

	S&T	IBT	Pro Forma		Pro Forma
	Bancorp	Bancorp	Adjustments		Consolidated
ASSETS
Cash and due from banks	$82,352	$23,798	$(75,060)	(B)	$70,359
			44,658	(M)
			(5,389)	(Q)
Securities available for sale	346,513	264,041	(14,287)	(G)	596,267
Other investments	15,540	4,208			19,748
Federal funds sold		30,000			30,000
Loans held for sale	885	9,450			10,335
Portfolio loans, net of allowance for loan losses	2,814,264	467,398	2,792	(H)	3,284,454
Premises and equipment, net	37,928	5,118	2,362	(O)	45,408
Goodwill	50,300	—	109,507	(D)	159,807
Other intangibles, net	2,490	—	10,223	(E)	13,127
			414	(F)
Bank owned life insurance	35,993	12,994			48,987
Deferred tax asset	2,562	—	(2,562)	(N)	0
Other assets	74,979	8,174	276	(M)	82,647
			(782)	(R)

Total Assets	$3,463,806	$825,181	$72,152		$4,361,139

LIABILITIES
Deposits:
Noninterest-bearing demand	$471,040	$99,000			$570,040
Interest-bearing demand	153,520	48,541			202,061
Money market	167,429	76,256			243,685
Savings	882,884	66,770			949,654
Time deposits	930,314	353,703	$(707)	(I)	1,283,310

Total Deposits	2,605,187	644,270	(707)		3,248,750
Securities sold under repurchase agreements and federal funds purchased	71,391	48,151			119,542
Short-term borrowings	140,000	13,000			153,000
Long-term borrowings	200,784	43,000	979	(J)	244,763
Junior subordinated debt securities	45,619	—	45,000	(M)	90,619
Deferred tax liability		500	(2,422)	(G)	998
			5,482	(L)
			(2,562)	(N)
Other liabilities	51,752	6,600	8,562	(K)	67,176
			(66)	(M)
			328	(R)

Total Liabilities	3,114,733	755,521	54,594		3,924,848

SHAREHOLDERS’ EQUITY
Common stock	74,285	7,456	(7,456)	(C)	74,285
Additional paid-in capital	26,785	—	15,603	(B)	42,388
Retained earnings	382,869	61,697	(61,697)	(C)	382,869
Accumulated other comprehensive income	6,144	4,014	(4,014)	(C)	1,646
			(4,498)	(G)
Treasury stock	(141,010)	(3,507)	76,113	(B)	(64,897)
			3,507	(C)

Total Shareholders’ Equity	349,073	69,660	17,558		436,291

Total Liabilities and Shareholders’ Equity	$3,463,806	$825,181	$72,152		$4,361,139

Since $20 million Trust Preferred Debt issuance occurred on March 11, 2008, the balances are reflected in the S&T Bancorp column and not the Pro Forma Adjustments column.

The accompanying notes are an integral part of these Pro Forma Condensed Financial Statements

Unaudited Pro Forma Combined Income Statement

For the Three Months Ended March 31, 2008

(dollars in thousands, except per share)

	S&T	IBT	Pro Forma		Pro Forma
	Bancorp	Bancorp	Adjustments		Consolidated
INTEREST INCOME
Loans, including fees	$46,802	$7,979	$(115)	(H)	$54,666
Federal funds sold	1	86			87
Investment securities:
Taxable	2,625	2,584	36	(P)	5,245
Tax-exempt	643	720	(29)	(P)	1,334
Dividends	387	2	(118)	(G)	271

Total Interest Income	50,458	11,371	(226)		61,603
INTEREST EXPENSE
Deposits	15,274	4,478	47	(I)	19,799
Securities sold under repurchase agreements and federal funds purchased	468	390			858
Short-term borrowings	942	143			1,085
Long-term borrowings and capital securities	3,225	465	250	(A)	4,505
			(84)	(J)
			649	(M)

Total Interest Expense	19,909	5,476	862		26,247

NET INTEREST INCOME	30,549	5,895	(1,088)		35,356
Provision for loan losses	1,279	150			1,429

Net Interest Income After Provision for Loan Losses	29,270	5,745	(1,088)		33,927
NONINTEREST INCOME
Security gains, net	611	22			633
Service charges on deposit accounts	2,402	911			3,313
Wealth management fees	1,862	134			1,996
Letter of credit fees	453				453
Insurance commissions	1,997	127			2,124
Mortgage banking	(26)	31			5
Other	2,211	528			2,739

Total Noninterest Income	9,510	1,753	0		11,263
NONINTEREST EXPENSE
Salaries and employee benefits	10,060	2,137			12,197
Occupancy, net	1,700	403	8	(O)	2,111
Furniture and equipment	960	45			1,005
Other taxes	654	161			815
Data processing	1,071	250			1,321
Marketing	691	80			771
Amortization of intangibles	66		302	(E)	380
			12	(F)
FDIC assessment	75	17			92
Other	2,678	1,461			4,139

Total Noninterest Expense	17,955	4,554	322		22,831

Income Before Taxes	20,825	2,944	(1,410)		22,359
Applicable Income Taxes	5,969	897	(494)		6,372

Net Income	$14,856	$2,047	$(916)		$15,987

Earnings per common share:
Net Income – Basic	$0.61	$0.35			$0.59
Net Income – Diluted	0.60	0.34			0.58
Dividends declared per common share	0.31	0.25			0.31
Weighted Average Common Shares Outstanding – Basic	24,536	5,853	$(5,853)	(C)	27,288
			2,752	(B)
Weighted Average Common Shares Outstanding – Diluted	24,680	5,950	(5,950)	(C)	27,432
			2,752	(B)

The accompanying notes are an integral part of these Pro Forma Condensed Financial Statements

Unaudited Pro Forma Combined Income Statement

For the Year Ended December 31, 2007

(dollars in thousands, except per share)

	S&T Bancorp	IBT Bancorp	Pro Forma Adjustments		Pro Forma Consolidated
INTEREST INCOME
Loans, including fees	$199,387	$32,776	$(460)	(H)	$231,703
Federal funds sold	39	69			108
Investment securities:
Taxable	11,768	8,523	142	(P)	20,433
Tax-exempt	2,601	2,771	(114)	(P)	5,258
Dividends	1,810	310	(473)	(G)	1,647

Total Interest Income	215,605	44,449	(905)		259,149
INTEREST EXPENSE
Deposits	79,587	17,111	(56)	(I)	96,642
Securities sold under repurchase agreements and federal funds purchased	4,231	1,968			6,199
Short-term borrowings	2,325	1,014			3,339
Long-term borrowings and capital securities	13,024	2,068	1,300	(A)	18,700
			(288)	(J)
			2,596	(M)

Total Interest Expense	99,167	22,161	3,552		124,880

NET INTEREST INCOME	116,438	22,288	(4,457)		134,269
Provision for loan losses	5,812	900			6,712

Net Interest Income After Provision for Loan Losses	110,626	21,388	(4,457)		127,557
NONINTEREST INCOME
Security gains, net	3,844	(37)			3,807
Service charges on deposit accounts	10,124	3,863			13,987
Wealth management fees	7,470	550			8,020
Letter of credit fees	2,013	23			2,036
Insurance commissions	7,285	515			7,800
Mortgage banking	641	123			764
Other	9,228	1,769			10,997

Total Noninterest Income	40,605	6,806	0		47,411
NONINTEREST EXPENSE
Salaries and employee benefits	40,387	8,896			49,283
Occupancy, net	5,846	1,679	32	(Q)	7,557
Furniture and equipment	3,737	159			3,896
Other taxes	2,906	635			3,541
Data processing	4,880	993			5,873
Marketing	2,709	532			3,241
Amortization of intangibles	300	—	1,208	(E)	1,557
			49	(F)
FDIC assessment	302	66			368
Other	12,393	5,065			17,458

Total Noninterest Expense	73,460	18,025	1,289		92,774

Income Before Taxes	77,771	10,169	(5,746)		82,194
Applicable Income Taxes	21,627	2,313	(2,011)		21,929

Net Income	$56,144	$7,856	$(3,735)		$60,265

Earnings per common share:
Net Income – Basic	$2.27	$1.34			$2.19
Net Income – Diluted	2.26	1.33			2.18
Dividends declared per common share	1.21	1.00			0.31
Weighted Average Common Shares Outstanding – Basic	24,732	5,869	$(5,869)	(C)	27,484
			2,752	(B)
Weighted Average Common Shares Outstanding – Diluted	24,889	5,909	(5,909)	(C)	27,641
			2,752	(B)

The accompanying notes are an integral part of these Pro Forma Condensed Financial Statements

Note 3 - Notes to Pro Forma Financial Statements

The allocation of the purchase price follows:

	March 31, 2008
	(dollars and shares in thousands
	except per share data)
Purchase Price:
Purchase Price Assign to Stock:
Shares exchanged for stock	2,959
Exchange ratio	0.93

S&T common stock to be issued	2,752
Market value per S&T common share	$33.33

Purchase price assigned to shares exchanged for stock		$91,716
Purchase Price Assigned to Cash:
Shares exchanged for cash	2,421
Cash purchase price per IBT common share	$31.00

Purchase price assigned to shares exchanged for cash		75,060
Purchase price assigned to options cashed out		5,389
Transaction costs		8,562

Total Purchase Price		180,727
Net Assets Acquired:
IBT shareholders’ equity	69,660
Write off book value of IBT shares owned by S&T	(7,367)
Estimated adjustments to reflect assets acquired at fair value:
Loans	2,792
Land and Bank Premises	2,362
Pension	(1,110)
Core deposit intangibles	10,223
Customer list intangibles	414
Estimated adjustments to reflect liabilities acquired at fair value:
Time deposits	707
FHLB Advances	(979)
Deferred tax liability	(5,482)

		71,220

Goodwill resulting from merger		$109,507

The pro forma adjustments included in the unaudited pro forma condensed combined financial information are as follows:

(A)

Proceeds from the $20 million, 30 year trust preferred securities debt offering by S&T on March 11, 2008 used to fund a portion of the acquisition. Related interest expense is computed at three month libor plus 350 bp and will be 6.44% per annum for the first payment period. Debt issuance cost will amortize to the maturity of the debt. A change of  1/8% in the interest rate would result in a change in interest expense and net income of $25 and $18 before and after taxes, respectively.

(B)	To record the purchase price for the settlement of 55% of the IBT shares exchanged for S&T common stock and 45% of IBT shares settled for cash. The S&T shares of common stock were issued from Treasury Stock and was calculated by taking the weighted average Treasury Stock price of $27.66 times the number of shares issued. The difference between the $27.66 and the purchase accounting market value of $33.33 is recorded in Additional Paid in Capital.

(C)	Adjustment to eliminate IBT’s historical shareholders’ equity.

(D)	To record excess purchase price over fair value of assets and liabilities.

(E)	To record the fair value of IBT’s core deposit intangible, and adjustment to amortize the new core deposit intangible over a 9.25 year period.

(F)	To record the fair value of IBT’s customer intangibles related to IBT’s asset management businesses and adjustments to amortize these other intangibles over a ten year period.

(G)	Retire IBT shares owned by S&T at merger date including related deferred taxes, other comprehensive income and impact of lost dividends.

(H)	Fair value adjustments for loans and related amortization over estimated life of the loans using a level yield method.

(I)	Fair value adjustments for non-core deposits and related amortization over estimated life of the deposits using a level yield method.

(J)	Fair value adjustments for long-term borrowings and related amortization over the life of the instruments using a level yield method.

(K)	To record a merger-related accrual for the pre-tax estimate of transaction costs. Such expenses include fees related to accounting, legal and investment banker services, severance, contract cancellations and third party data processing costs.

(L)	Adjustment to record the net deferred tax impact arising from adjustments to record fair values of assets and liabilities. The tax effect of the pro forma adjustments employed S&T’s incremental tax rate of 35%.

(M)

Proceeds from a $45 million subordinated debt offering by S&T. The first $20 million offering closed on April 30, 2008. The related interest expense is computed at three month LIBOR plus 350 bp and will be 6.40% per annum for the first payment period. Debt issuance costs will be amortized to the maturity of the debt. A change of  1/8% in the interest rate would result in a change in interest expense and net income of $25 and $18 before and after taxes, respectively. The second $25 million offering closed on May 30, 2008. The related interest expense is computed at 3 month LIBOR plus 250 bp and will be 5.15% per annum for the first payment period. Debt issuance costs will be amortized to the maturity of the debt. A change of  1/8% in the interest rate would result in a change in interest expense and net income of $31 and $22 before and after taxes, respectively.

(N)	To net the deferred tax assets with the deferred tax liabilities.

(O)	To record the fair value of IBT’s fixed assets and related straight line amortization over the 25 year life of the assets.

(P)	Amortization of premium or discount over the estimated life of the investments.

(Q)	Cash outlays for payment of stock options.

(R)	To record the unfunded status of the Pension and Supplemental Plan.